United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01716

                  ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] AllianceBernstein(SM)
       Investment Research and Management


AllianceBernstein Small Cap Growth Fund

                                 Small Cap Growth

                                                    Annual Report--July 31, 2004

    Investment Products Offered
===================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
===================================

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 15, 2004

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Small Cap Growth Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objective and Policies
This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2004. The Fund outperformed the benchmark for both the six-month and 12-month periods ended July 31, 2004.

Driven by positive returns in all sectors except the health care sector, the Fund outperformed the Russell 2000 Growth Index during the 12-month period ended July 31, 2004. Relative returns during the 12-month reporting period benefited from strong stock selection, which was driven by significant outperformance in the Fund's technology and consumer holdings. Sector allocations also contributed to the Fund's outperformance during the period due to the Fund's overweighted positions in the energy, consumer and industrials sectors, three relatively strong performing sectors during the 12-month period under review.

During the six-month period ended July 31, 2004, the Fund modestly outperformed the benchmark. Although stock selection for the six-month period was modestly negative, favorable contributions from sector allocations and a modest benefit from the Fund's small cash holdings during a period of negative returns enabled the Fund to outperform its benchmark. The negative contribution from stock selection stemmed from disappointing picks in the health care and consumer sectors which more than offset the Fund's outperformance within the technology and industrials sectors. Sector allocations benefited from overweighted positions in the energy and consumer sectors, two of the period's stronger performing sectors.

Market Review and Investment Strategy
Stubbornly high energy prices, continued geopolitical uncertainty and the prospect of rising interest rates combined to drive U.S. equities lower during the six-month period ended July 31, 2004. Declining during the six-month period, small-cap growth stocks, as represented by the Russell 2000 Growth Index, trailed many of the more widely followed market indices. Technology stocks were by far the period's worst performers, losing over 25% during the six-month period ended July 31, 2004. In sharp contrast, energy stocks, benefiting from the upward move in commodity prices, gained over 25% during the same time frame. In a notable reversal of trends experienced throughout much of 2003, smaller, more speculative stocks


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 1
significantly underperformed the Russell 2000 Growth Index. For the six-month period ended July 31, 2004, slower-growing, more value-oriented stocks proved to be the strongest performers.

Despite the declines experienced over the six-month period ended July 31, 2004, strong gains during the second half of 2003 pushed equity markets, including small-cap growth stocks, into solidly positive territory for the 12-month period ended July 31, 2004. The Russell 2000 Growth Index performed roughly in line with the broader equity markets. All sectors, with the exception of the technology sector, participated in the period's gains. The energy sector was once again the standout performer, with a gain of more than 55% during the 12-month period ended July 31, 2004.

During the six-month period ended July 31, 2004, we added to the Fund's holdings in commercial services, software, energy and biotechnology stocks, while decreasing its exposure to semiconductors, media, pharmaceuticals and health care services. The net result of these purchases and sales was an increase in the Fund's relative exposure to the technology, health care and financial services sectors, with a corresponding reduction in the consumer/commercial services and industrials sectors. As of July 31, 2004, the Fund held overweighted positions in the technology, consumer/commercial services and energy sectors, and underweighted positions in the health care, industrials and financial services sectors.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Fund invests in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                             ===================================
                                                          Returns
  THE FUND VS. ITS BENCHMARK                 ===================================
  PERIODS ENDED JULY 31, 2004                    6 Months         12 Months
--------------------------------------------------------------------------------
  AllianceBernstein Small Cap Growth Fund
   Class A                                        -8.24%            13.87%
--------------------------------------------------------------------------------
   Class B                                        -8.58%            12.97%
--------------------------------------------------------------------------------
   Class C                                        -8.57%            13.02%
--------------------------------------------------------------------------------
   Advisor Class                                  -8.10%            14.20%
--------------------------------------------------------------------------------
  Russell 2000 Growth Index                       -8.61%            11.32%
--------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/94 TO 7/31/04


AllianceBernstein Small Cap Growth Fund Class A: $19,024

Russell 2000 Growth Index: $17,910

                     [TABLE BELOW REPRESENT MOUNTAIN CHART]

                   AllianceBernstein Small Cap
                      Growth Fund Class A              Russell 2000 Growth Index
--------------------------------------------------------------------------------
7/31/94                    9,575                                10,000
7/31/95                   12,584                                13,377
7/31/96                   16,616                                13,781
7/31/97                   22,708                                17,261
7/31/98                   23,031                                17,033
7/31/99                   22,540                                19,504
7/31/00                   24,386                                23,626
7/31/01                   20,694                                18,118
7/31/02                   13,790                                12,572
7/31/03                   16,707                                16,089
7/31/04                   19,024                                17,910

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Fund Class A shares (from 7/31/94 to 7/31/04) as compared to the performance of an appropriate index.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004
--------------------------------------------------------------------------------

                                NAV Returns               SEC Returns

Class A Shares
1 Year                             13.87%                     9.02%
5 Years                            -3.33%                    -4.17%
10 Years                            7.11%                     6.64%

Class B Shares
1 Year                             12.97%                     8.97%
5 Years                            -4.10%                    -4.10%
10 Years(a)                         6.46%                     6.46%

Class C Shares
1 Year                             13.02%                    12.02%
5 Years                            -4.09%                    -4.09%
10 Years                            6.29%                     6.29%

Advisor Class Shares
1 Year                             14.20%
5 Years                            -3.02%
Since Inception*                    0.38%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)
--------------------------------------------------------------------------------


Class A Shares
1 Year                                                       25.90%
5 Years                                                      -3.23%
10 Years                                                      7.55%

Class B Shares
1 Year                                                       26.52%
5 Years                                                      -3.16%
10 Years(a)                                                   7.36%

Class C Shares
1 Year                                                       29.55%
5 Years                                                      -3.14%
10 Years                                                      7.20%

(a) Assumes conversion of Class B shares into Class A shares after eight years.
*   Inception date: 10/1/96 for Advisor Class shares.

See Historical Performance disclosures on page 3.

--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 5

FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          Beginning          Ending
                                      Account Value   Account Value    Expenses Paid
                                   February 1, 2004   July 31, 2004   During Period*
------------------------------------------------------------------------------------
Class A
Actual                                       $1,000       $  917.57          $  8.01
Hypothetical (5% return before expenses)     $1,000       $1,016.51          $  8.42
------------------------------------------------------------------------------------
Class B
Actual                                       $1,000       $  914.17          $ 11.80
Hypothetical (5% return before expenses)     $1,000       $1,012.53          $ 12.41
------------------------------------------------------------------------------------
Class C
Actual                                       $1,000       $  914.30          $ 11.61
Hypothetical (5% return before expenses)     $1,000       $1,012.73          $ 12.21
------------------------------------------------------------------------------------
Advisor Class
Actual                                       $1,000       $  918.99          $  6.78
Hypothetical (5% return before expenses)     $1,000       $1,017.80          $  7.12
------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.68%, 2.48%, 2.44% and 1.42%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

PORTFOLIO SUMMARY
July 31, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $381.3


SECTOR BREAKDOWN*
  27.9% Technology
  23.1% Consumer Services
  17.4% Health Care
   8.2% Finance
   6.9% Energy
   6.5% Capital Goods
   4.1% Transportation
   1.3% Basic Industry
   1.2% Consumer Manufacturing
   1.2% Utilities
   0.8% Consumer Staples

   1.4% Short-Term

* All data is as of July 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 7

TEN LARGEST HOLDINGS
July 31, 2004

                                                               Percent of
Company                                         Value          Net Assets
--------------------------------------------------------------------------------
Dycom Industries, Inc.                   $  6,869,700                 1.8%
--------------------------------------------------------------------------------
Resources Connection, Inc.                  6,759,354                 1.8
--------------------------------------------------------------------------------
MICROS Systems, Inc.                        6,519,942                 1.7
--------------------------------------------------------------------------------
Amphenol Corp. Cl.A                         6,383,433                 1.7
--------------------------------------------------------------------------------
ScanSource, Inc.                            6,273,716                 1.6
--------------------------------------------------------------------------------
Alliance Data Systems Corp.                 6,151,079                 1.6
--------------------------------------------------------------------------------
Hyperion Solutions Corp.                    6,013,532                 1.6
--------------------------------------------------------------------------------
MGI Pharma, Inc.                            5,882,100                 1.5
--------------------------------------------------------------------------------
Insight Enterprises, Inc.                   5,703,664                 1.5
--------------------------------------------------------------------------------
Station Casinos, Inc.                       5,594,400                 1.5
--------------------------------------------------------------------------------
                                         $ 62,150,920                16.3%


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS
July 31, 2004


Company                                                  Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.2%

Technology-27.8%
Communications Equipment-1.0%
Inet Technologies, Inc.(a) .....................         323,300     $ 3,976,590
                                                                     -----------
Computer Hardware/Storage-1.3%
Avocent Corp.(a) ...............................         162,400       4,862,256
                                                                     -----------
Computer Services-3.8%
Alliance Data Systems Corp.(a) .................         154,900       6,151,079
Anteon International Corp.(a) ..................         127,100       3,957,894
Cognizant Technology Solutions Corp.(a) ........         156,000       4,297,800
                                                                     -----------
                                                                      14,406,773
                                                                     -----------
Computer Software-1.6%
Hyperion Solutions Corp.(a)* ...................         146,600       6,013,532
                                                                     -----------
Internet Infrastructure-2.1%
Digitas, Inc.(a) ...............................         522,638       3,496,448
SupportSoft, Inc.(a) ...........................         530,300       4,671,943
                                                                     -----------
                                                                       8,168,391
                                                                     -----------
Semi-Conductor Capital Equipment-1.0%
FormFactor, Inc.(a)* ...........................         190,100       3,817,208
                                                                     -----------
Semi-Conductor Components-1.9%
Microsemi Corp.(a)* ............................         243,200       2,979,200
ON Semiconductor Corp.(a) ......................         570,400       2,281,600
SiRF Technology Holdings, Inc.(a)* .............         174,600       1,953,774
                                                                     -----------
                                                                       7,214,574
                                                                     -----------
Software-5.2%
Aspect Communications Corp.(a) .................         280,300       2,374,141
MicroStrategy, Inc. Cl A(a) ....................         109,400       4,404,444
PalmSource, Inc.(a)* ...........................         148,500       3,008,610
Quest Software, Inc.(a) ........................         360,500       4,347,630
SERENA Software, Inc.(a)* ......................         179,100       2,758,140
SINA Corp. (Hong Kong)(a)* .....................         105,000       2,976,750
                                                                     -----------
                                                                      19,869,715
                                                                     -----------
Steel-0.9%
Allegheny Technologies, Inc. ...................         172,740       3,463,437
                                                                     -----------
Miscellaneous-9.0%
02Micro International, Ltd.(a) .................         216,200       2,782,494
Amphenol Corp. Cl.A(a) .........................         203,100       6,383,433
Exar Corp.(a) ..................................         270,100       3,638,247
Kronos, Inc.(a) ................................         116,400       5,112,288
MICROS Systems, Inc.(a) ........................         134,100       6,519,942
Power-One, Inc.(a)* ............................         347,900       3,051,083


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 9

Company                                                 Shares             Value
--------------------------------------------------------------------------------

TNS, Inc.(a) .................................          103,300     $  2,293,260
TTM Technologies, Inc.(a) ....................          387,200        4,445,056
                                                                    ------------
                                                                      34,225,803
                                                                    ------------
                                                                     106,018,279
Consumer Services-23.0%
Advertising-1.0%
StarTek, Inc. ................................          131,700        4,047,141
                                                                    ------------
Broadcasting & Cable-2.0%
Cumulus Media, Inc. Cl.A(a) ..................          308,418        4,527,576
Entravision Communications Corp. Cl.A(a) .....          462,200        3,267,754
                                                                    ------------
                                                                       7,795,330
                                                                    ------------
Entertainment & Leisure-1.0%
Activision, Inc.(a) ..........................          250,700        3,672,755
                                                                    ------------
Gaming-1.5%
Station Casinos, Inc.* .......................          129,500        5,594,400
                                                                    ------------
Retail-General Merchandise-3.8%
Cost Plus, Inc.(a) ...........................           87,200        2,917,712
Dick's Sporting Goods, Inc.(a)* ..............          145,400        4,725,500
Hibbett Sporting Goods, Inc.(a) ..............          136,650        2,604,549
Tuesday Morning Corp.(a) .....................          132,700        4,267,632
                                                                    ------------
                                                                      14,515,393
                                                                    ------------
Miscellaneous-13.7%
Bright Horizons Family Solutions, Inc.(a) ....           89,100        4,521,825
Charles River Associates, Inc.(a) ............          123,000        3,940,920
Dycom Industries, Inc.(a) ....................          255,000        6,869,700
Insight Enterprises, Inc.(a) .................          355,590        5,703,664
Intersections, Inc.(a) .......................           97,200        1,421,064
Laureate Education, Inc.(a) ..................          124,900        4,408,970
Life Time Fitness, Inc.(a)* ..................          169,200        3,916,980
MSC Industrial Direct Co., Inc. Cl.A .........          148,100        4,635,530
Resources Connection, Inc.(a) ................          174,300        6,759,354
ScanSource, Inc.(a)* .........................          107,060        6,273,716
Strayer Education, Inc. ......................           38,200        3,721,444
                                                                    ------------
                                                                      52,173,167
                                                                    ------------
                                                                      87,798,186
Health Care-17.4%
Biotechnology-7.3%
MGI Pharma, Inc.(a)* .........................          210,000        5,882,100
Nektar Therapeutics(a) .......................          200,500        3,516,770
NeoPharm, Inc.(a)* ...........................          247,600        1,559,880
Protein Design Labs, Inc.(a) .................          192,500        3,118,500
Seattle Genetics, Inc.(a) ....................          356,900        2,134,262
Serologicals Corp.(a)* .......................          209,500        4,106,200
SFBC International, Inc.(a) ..................           19,000          646,760
Techne Corp.(a) ..............................          103,800        4,131,240
Telik, Inc.(a) ...............................          129,300        2,554,968
                                                                    ------------
                                                                      27,650,680
                                                                    ------------

--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Drugs-3.6%
Connetics Corp.(a) ...............................         59,300    $ 1,632,529
Impax Laboratories, Inc.(a) ......................        271,600      3,843,140
Indevus Pharmaceuticals, Inc.(a)* ................        449,600      2,850,464
Martek Biosciences Corp.(a) ......................        114,700      5,427,604
                                                                     -----------
                                                                      13,753,737
                                                                     -----------
Medical Products-4.4%
Abaxis, Inc.(a) ..................................        307,000      4,608,070
Angiotech Pharmaceuticals, Inc. (Canada)(a)  .....        241,300      4,251,706
Animas Corp.(a) ..................................        121,600      1,850,752
INAMED Corp.(a) ..................................         65,081      3,526,089
OraSure Technologies, Inc.(a) ....................        350,800      2,718,700
                                                                     -----------
                                                                      16,955,317
                                                                     -----------
Medical Services-2.1%
LabOne, Inc.(a)* .................................        145,900      4,305,509
Stericycle, Inc.(a) ..............................         74,400      3,645,600
                                                                     -----------
                                                                       7,951,109
                                                                     -----------
                                                                      66,310,843
Finance-8.2%
Banking-Money Centers-1.9%
UCBH Holdings, Inc. ..............................         76,400      2,986,476
Wintrust Financial Corp. .........................         78,700      4,173,461
                                                                     -----------
                                                                       7,159,937
                                                                     -----------
Banking-Regional-2.1%
Oriental Financial Group, Inc. (Puerto Rico) .....        138,800      3,532,460
R&G Financial Corp. Cl.B .........................        126,750      4,446,390
                                                                     -----------
                                                                       7,978,850
                                                                     -----------
Brokerage & Money Management-2.2%
Affiliated Managers Group, Inc.(a)* ..............         59,900      2,750,009
Greenhill & Co., Inc.(a) .........................         61,600      1,259,720
Southwest Bancorporation of Texas, Inc. ..........        223,600      4,550,260
                                                                     -----------
                                                                       8,559,989
                                                                     -----------
Financial Services-0.2%
Collegiate Funding Services, Inc.(a)* ............         40,700        571,021
                                                                     -----------
Insurance-0.8%
Triad Guaranty, Inc.(a) ..........................         57,100      3,106,240
                                                                     -----------
Miscellaneous-1.0%
Investors Financial Services Corp.* ..............         82,800      3,782,304
                                                                     -----------
                                                                      31,158,341
                                                                     -----------
Energy-6.8%
Oil Service-6.0%
Cimarex Energy Co.(a) ............................         47,500      1,545,175
Core Laboratories N.V. (Netherlands)(a) ..........        122,800      2,701,600
FMC Technologies, Inc.(a) ........................        170,400      5,112,000
Helmerich & Payne, Inc. ..........................        146,400      3,706,848
Meridian Resource Corp.(a) .......................        255,000      2,129,250


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 11

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Range Resources Corp. ............................        252,900    $ 4,236,075
W-H Energy Services, Inc.(a) .....................        165,900      3,334,590
                                                                     -----------
                                                                      22,765,538
                                                                     -----------
Pipelines-0.8%
Hydril Co.(a) ....................................         91,400      3,258,410
                                                                     -----------
                                                                      26,023,948
                                                                     -----------
Capital Goods-6.5%
Electrical Equipment-2.0%
EDO Corp. ........................................         26,400        625,152
Engineered Support Systems, Inc. .................         66,900      3,751,083
United Defense Industries, Inc.(a) ...............         96,800      3,354,120
                                                                     -----------
                                                                       7,730,355
                                                                     -----------
Machinery-2.5%
Actuant Corp. Cl.A(a) ............................        147,200      5,366,912
Bucyrus International, Inc. Cl. A(a)* ............         61,100      1,466,400
Oshkosh Truck Corp. ..............................         52,000      2,754,440
                                                                     -----------
                                                                       9,587,752
                                                                     -----------
Miscellaneous-2.0%
IDEX Corp. .......................................        131,200      4,210,208
Simpson Manufacturing Co., Inc. ..................         59,100      3,310,191
                                                                     -----------
                                                                       7,520,399
                                                                     -----------
                                                                      24,838,506
Transportation-4.1%
Air Freight-1.2%
UTI Worldwide, Inc. (British Virgin Islands) .....         89,400      4,603,206
                                                                     -----------
Shipping-1.1%
Kirby Corp.(a) ...................................        104,500      4,033,700
                                                                     -----------
Trucking-1.1%
Werner Enterprises, Inc. .........................        208,900      4,163,377
                                                                     -----------
Miscellaneous-0.7%
Pacer International, Inc.(a) .....................        181,400      2,863,399
                                                                     -----------
                                                                      15,663,682
                                                                     -----------
Basic Industry-1.3%
Chemicals-1.3%
Ferro Corp. ......................................         60,200      1,198,582
Georgia Gulf Corp. ...............................        103,800      3,690,090
                                                                     -----------
                                                                       4,888,672
                                                                     -----------
Consumer Manufacturing-1.2%
Building & Related-1.2%
Hughes Supply, Inc.* .............................         74,200      4,520,264
                                                                     -----------
Utilities-1.1%
Electric & Gas Utility-1.1%
GrafTech International Ltd.(a) ...................        399,800      4,409,794
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

Consumer Staples-0.8%
Household Products-0.8%
Tempur-Pedic International, Inc.(a)* ........          231,200    $   2,906,184
                                                                  -------------
Total Common Stocks
   (cost $319,815,787) ......................                       374,536,699
                                                                  -------------
SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
State Street Euro Dollar
   0.65%, 8/02/04
   (cost $5,339,000) ........................    $       5,339        5,339,000
                                                                  -------------
Total Investments Before Security Lending
   Collateral-99.6%
   (cost $325,154,787) ......................                       379,875,699
                                                                  -------------
INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED**-11.1%
Short-Term Investment-11.1%
UBS Private Money Market Fund, LLC, 1.27%
   (cost $42,031,859) .......................       42,031,859       42,031,859
                                                                  -------------
Total Investments-110.7%
   (cost $367,186,646) ......................                       421,907,558
Other assets less liabilities-(10.7%) .......                       (40,639,156)
                                                                  -------------
Net Assets-100% .............................                     $ 381,268,402
                                                                  -------------



*    Represents entire or partial securities out on loan.
**   See Note E for securities lending information.
(a)  Non-income producing security.
     See notes to financial statements.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 13

STATEMENT OF ASSETS & LIABILITIES
July 31, 2004

Assets
Investments in securities, at value
   (cost $367,186,646--including investment of
   cash collateral for securities loaned of
   $42,031,859).........................................   $   421,907,558(a)
Receivable for investment securities sold...............         9,350,060
Receivable for capital stock sold.......................         1,080,362
Dividends and interest receivable.......................             4,735
                                                           ---------------
Total assets............................................       432,342,715
                                                           ---------------
Liabilities
Due to custodian........................................         2,014,574
Payable for collateral on securities loaned.............        42,031,859
Payable for investment securities purchased.............         3,361,018
Payable for capital stock redeemed......................         2,024,598
Advisory fee payable....................................           718,316
Distribution fee payable................................           205,503
Transfer Agent fee payable..............................           163,160
Accrued expenses........................................           555,285
                                                           ---------------
Total liabilities.......................................        51,074,313
                                                           ---------------
Net Assets..............................................   $   381,268,402
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $        42,074
Additional paid-in capital..............................       642,808,506
Accumulated net realized loss on
   investment transactions..............................      (316,303,090)
Net unrealized appreciation of investments..............        54,720,912
                                                           ---------------
                                                           $   381,268,402
                                                           ---------------
Calculation of Maximum Offering Price
Class A Shares
   Net asset value and redemption price per
   share ($185,906,493 / 9,438,061 shares of
   capital stock issued and outstanding)................            $19.70
Sales charge--4.25% of public offering price............               .87
                                                                    ------
Maximum offering price..................................            $20.57
                                                                    ------
Class B Shares
Net asset value and offering price per share
   ($152,030,879 / 9,092,591 shares of capital stock
   issued issued and outstanding).......................            $16.72
                                                                    ------
Class C Shares
Net asset value and offering price per share
   ($35,410,033 / 2,113,876 shares of capital stock
   issued and outstanding)..............................            $16.75
                                                                    ------
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($7,920,997 / 392,334 shares of capital stock
   issued and outstanding)..............................            $20.19
                                                                    ------



(a) Includes securities on loan with a value of $41,059,978 (see Note E). See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended July 31, 2004

Investment Income
Dividends..............................  $       701,163
Interest...............................           64,339   $       765,502
                                         ---------------
Expenses
Advisory fee...........................        4,249,099
Distribution fee--Class A..............          545,948
Distribution fee--Class B..............        1,779,653
Distribution fee--Class C..............          415,016
Transfer agency........................        2,486,216
Printing...............................          307,196
Custodian..............................          223,195
Audit and legal........................          146,959
Administrative.........................          106,000
Registration...........................           71,092
Directors' fees........................           22,388
Miscellaneous..........................           30,668
                                         ---------------
Total expenses.........................       10,383,430
Less: expenses waived by the Adviser
   and the Transfer Agent
   (see Note B)........................         (700,133)
Less: expense offset arrangement
   (see Note B)........................             (242)
                                         ---------------
Net expenses...........................                          9,683,055
                                                           ---------------
Net investment loss....................                         (8,917,553)
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on
   investment transactions.............                         85,614,969
Net change in unrealized
   appreciation/depreciation
   of investments......................                        (20,842,949)
                                                           ---------------
Net gain on investment
   transactions........................                         64,772,020
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $    55,854,467
                                                           ---------------


  See notes to financial statements


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 15

STATEMENT OF CHANGES IN NET ASSETS



                          Year Ended      October 1, 2002    Year Ended
                           July 31,             to          September 30,
                             2004         July 31, 2003*        2002
                        ---------------  ---------------   ---------------
Increase (Decrease)
in Net Assets
from Operations
Net investment loss..   $    (8,917,553) $    (7,099,630)  $   (12,565,930)
Net realized gain (loss)
   on investment
   transactions......        85,614,969      (35,585,110)     (175,496,028)
Net change in
   unrealized
   appreciation/
   depreciation of
   investments.......       (20,842,949)     135,998,028       119,701,358
                        ---------------  ---------------   ---------------
Net increase (decrease)
   in net assets
   from operations...        55,854,467       93,313,288       (68,360,600)
Capital Stock
Transactions
Net decrease.........       (75,968,369)     (54,233,829)     (188,608,810)
                        ---------------  ---------------   ---------------
Total increase
   (decrease)........       (20,113,902)      39,079,459      (256,969,410)
Net Assets
Beginning of period..       401,382,304      362,302,845       619,272,255
                        ---------------  ---------------   ---------------
End of period, (including
   undistributed net
   investment income (loss)
   of $0, $0 and $0,
   respectively).....   $   381,268,402  $   401,382,304   $   362,302,845
                        ---------------  ---------------   ---------------


* The Fund changed its fiscal year from September 30 to July 31.
See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
July 31, 2004


NOTE A
Significant Accounting Policies
AllianceBernstein Small Cap Growth Fund, Inc. (the "Fund"), formerly AllianceBernstein Quasar Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 17
fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End
During 2003, the Fund changed its fiscal year end from September 30 to July 31. Accordingly, the statement of changes in net assets and financial highlights include the period from October 1, 2002 to July 31, 2003.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. Such fee is accrued daily and paid quarterly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion, of the value of the net assets of the Fund at the close of business on the last business day of the previous quarter. Through July 31, 2004, such waiver amounted to $613,546.The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General ("NYAG") described in "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $106,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 19

Such compensation amounted to $1,541,930 for the year ended July 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $86,587.

For the year ended July 31, 2004, the Fund's expenses were reduced by $242 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $11,974 from the sale of Class A shares and received $6,130, $124,024 and $7,726 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004 amounted to $1,666,955, of which $2,687 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $22,294,564 and $2,221,742 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004 were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $   396,229,871   $   483,474,317
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost....................................................   $   372,093,731
                                                           ---------------
Gross unrealized appreciation...........................   $    71,335,109
Gross unrealized depreciation...........................       (21,521,282)
                                                           ---------------
Net unrealized appreciation.............................   $    49,813,827
                                                           ---------------

NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2004, the Fund had loaned securities with a value of $41,059,978 and received cash collateral which was invested in a money market fund valued at $42,031,859 as included in the accompanying portfolio of investments. For the year ended July 31, 2004, the Fund earned fee income of $35,559 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 21

NOTE F
Capital Stock
There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                             ===================================================
                                                   Shares
                             ===================================================
                                   Year Ended  October 1, 2002        Year Ended
                                     July 31,      to July 31,     September 30,
                                         2004          2003(a)              2002
                             ---------------------------------------------------
Class A
Shares sold                         3,136,426     21,673,280          4,270,744
-------------------------------------------------------------------------------
Shares converted from Class B         321,183        297,254            211,616
-------------------------------------------------------------------------------
Shares redeemed                    (4,680,028)   (23,031,319)        (7,067,128)
-------------------------------------------------------------------------------
Net decrease                       (1,222,419)    (1,060,785)        (2,584,768)
-------------------------------------------------------------------------------
Class B
Shares sold                         1,015,672        815,483          1,427,398
-------------------------------------------------------------------------------
Shares converted to Class A          (377,364)      (342,155)          (244,199)
-------------------------------------------------------------------------------
Shares redeemed                    (2,937,438)    (2,990,411)        (5,500,367)
-------------------------------------------------------------------------------
Net decrease                       (2,299,130)    (2,517,083)        (4,317,168)
-------------------------------------------------------------------------------
Class C
Shares sold                           354,080        376,983            780,705
-------------------------------------------------------------------------------
Shares redeemed                      (900,954)      (954,897)        (1,855,191)
-------------------------------------------------------------------------------
Net decrease                         (546,874)      (577,914)        (1,074,486)
-------------------------------------------------------------------------------
Advisor Class
Shares sold                            64,716         90,677            500,904
-------------------------------------------------------------------------------
Shares redeemed                      (182,407)      (236,241)        (4,004,915)
-------------------------------------------------------------------------------
Net decrease                         (117,691)      (145,564)        (3,504,011)
-------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from September 30 to July 31.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

                             ==================================================
                                                   Amount
                             ==================================================
                                   Year Ended  October 1, 2002       Year Ended
                                     July 31,      to July 31,    September 30,
                                       2004            2003(a)             2002
-------------------------------------------------------------------------------
Class A
Shares sold                      $ 59,613,067   $305,897,763       $76,838,507
-------------------------------------------------------------------------------
Shares converted from Class B       6,556,859      4,327,131         3,754,642
-------------------------------------------------------------------------------
Shares redeemed                   (90,488,343)  (325,096,195)     (125,712,831)
-------------------------------------------------------------------------------
Net decrease                     $(24,318,417)  $(14,871,301)     $(45,119,682)
-------------------------------------------------------------------------------
Class B
Shares sold                      $ 17,129,692   $ 10,221,382       $22,381,783
-------------------------------------------------------------------------------
Shares converted to Class A        (6,556,859)    (4,327,131)       (3,754,642)
-------------------------------------------------------------------------------
Shares redeemed                   (50,310,419)   (36,292,442)       (83,631,416)
-------------------------------------------------------------------------------
Net decrease                     $(39,737,586)  $(30,398,191)      $(65,004,275)
-------------------------------------------------------------------------------
Class C
Shares sold                      $  5,934,943   $  4,743,734        $12,441,554
-------------------------------------------------------------------------------
Shares redeemed                   (15,375,226)   (11,627,959)       (28,463,454)
-------------------------------------------------------------------------------
Net decrease                     $ (9,440,283)  $ (6,884,225)      $(16,021,900)
-------------------------------------------------------------------------------
Advisor Class
Shares sold                      $  1,300,455   $  1,304,540        $ 9,556,707
-------------------------------------------------------------------------------
Shares redeemed                    (3,772,538)    (3,384,652)       (72,019,660)
-------------------------------------------------------------------------------
Net decrease                     $ (2,472,083)  $ (2,080,112)      $(62,462,953)
-------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from September 30 to July 31.

--------------------------------------------------------------------------------

NOTE G
Risk involved in Investing in the Fund
In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2004.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 23

NOTE I
Components of Accumulated Earnings (Deficit)
As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $(311,396,005)(a)
Unrealized appreciation/(depreciation).................      49,813,827 (b)
                                                          -------------
Total accumulated earnings/(deficit)...................   $(261,582,178)
                                                          -------------

(a) On July 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $311,396,005 of which $47,704,950 expires in the year 2009, $117,231,356 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carry forward of $60,904,762.

(b) The    differences    between    book-basis    and   tax-basis    unrealized
    appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to a net investment loss resulted in a net decrease in accumulated net investment loss and a corresonding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings
As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

          (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND
               timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

          (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

          (iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAGOrder contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 25
an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 27

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                               =======================================================================
                                                             Class A
                               =======================================================================
                                               October 1,
                                         Year       2002
                                        Ended         to
                                     July 31,    July 31,             Year Ended September 30,
                                                            ------------------------------------------
                                         2004     2003(a)       2002       2001       2000       1999
                              ------------------------------------------------------------------------
Net asset value,
   beginning of period........         $17.30     $ 13.34      $16.25     $30.76     $23.84     $22.27
                              ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)........           (.33)(c)    (.24)       (.30)      (.35)      (.38)      (.22)
Net realized and
   unrealized
   gain (loss) on investment
   transactions...............           2.73        4.20       (2.61)    (11.46)      7.30       2.80
                              ------------------------------------------------------------------------
Net increase (decrease)
   in net asset value from
   operations.................           2.40        3.96       (2.91)    (11.81)      6.92       2.58
                              ------------------------------------------------------------------------
Less: Distributions
Distributions from
   net realized gain
   on investment
   transactions...............             -0-         -0-         -0-      (.72)        -0-     (1.01)
Distributions in excess
   of net realized gain
   on investment
   transactions...............             -0-         -0-         -0-     (1.98)        -0-        -0-
                              ------------------------------------------------------------------------
Total distributions...........             -0-         -0-         -0-     (2.70)        -0-     (1.01)
                              ------------------------------------------------------------------------
Net asset value, .
   end of period..............         $19.70      $17.30      $13.34     $16.25     $30.76     $23.84
                              ========================================================================
Total Return
Total investment
   return based on
   net asset value(d).........          13.87%      29.69%     (17.91)%   (41.42)%    29.03%    11.89%
Ratios/Supplemental Data
Net assets,
   end of period
   (000's omitted)............       $185,906    $184,378    $156,340   $232,456   $458,008   $517,289
Ratio to average
   net assets of:
   Expenses,
     net of waivers/
     reimbursements..........            1.85%       2.32%(e)    1.92%      1.79%      1.68%(f)   1.69%(f)
   Expenses,
     before waivers/
     reimbursements...........           2.01%       2.32%(e)    1.92%      1.79%      1.68%(f)   1.69%(f)
  Net investment loss.........          (1.67)%(c)  (1.95)%(e)  (1.71)%    (1.58)%    (1.39)%     (.90)%
Portfolio turnover rate.......             94%         94%         98%       109%       160%        91%


See footnote summary on page 32.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                               =======================================================================
                                                             Class B
                               =======================================================================
                                               October 1,
                                         Year       2002
                                        Ended         to
                                     July 31,    July 31,             Year Ended September 30,
                                                            ------------------------------------------
                                         2004     2003(a)       2002       2001       2000       1999
                              ------------------------------------------------------------------------
Net asset value,
   beginning of period........         $14.80      $11.49      $14.11     $27.30     $21.32     $20.17
                              ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)........           (.42)(c)    (.28)       (.39)      (.45)      (.52)      (.37)
Net realized and
   unrealized
   gain (loss) on investment
   transactions...............           2.34        3.59       (2.23)    (10.04)      6.50       2.53
                              ------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations ...........           1.92        3.31       (2.62)    (10.49)      5.98       2.16
                              ------------------------------------------------------------------------
Less: Distributions
Distributions from
   net realized
   gain on investment
   transactions...............             -0-         -0-         -0-      (.72)        -0-     (1.01)
Distributions in
   excess of net realized
   gain on investment
   transactions...............             -0-         -0-         -0-     (1.98)        -0-        -0-
                              ------------------------------------------------------------------------
Total distributions...........             -0-         -0-         -0-     (2.70)        -0-     (1.01)
                              ------------------------------------------------------------------------
Net asset value,
   end of period .............         $16.72      $14.80      $11.49     $14.11     $27.30     $21.32
                              ========================================================================
Total Return
Total investment
   return based on
   net asset value(d).........          12.97%      28.81%     (18.57)%   (41.88)%    28.05%     11.01%
Ratios/Supplemental Data
Net assets,
   end of period
   (000's omitted)............       $152,031    $168,554    $159,791   $257,161   $546,302   $587,919
Ratio to average
   net assets of:
  Expenses,
     net of waivers/
     reimbursements...........           2.65%       3.14%(e)    2.72%      2.57%     2.44%(f)    2.46%(f)
  Expenses,
     before waivers/
     reimbursements...........           2.81%       3.14%(e)    2.72%      2.57%     2.44%(f)  2.46%(f)
  Net investment loss.........          (2.47)%(c)  (2.78)%(e)  (2.50)%    (2.36)%   (2.16)%   (1.68)%
Portfolio turnover rate.......             94%         94%         98%       109%      160%       91%


See footnote summary on page 32


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                               =======================================================================
                                                             Class C
                               =======================================================================
                                               October 1,
                                         Year       2002
                                        Ended         to
                                     July 31,    July 31,             Year Ended September 30,
                                                            ------------------------------------------
                                         2004     2003(a)       2002       2001       2000       1999
                              ------------------------------------------------------------------------
Net asset value,
   beginning of period........         $14.82      $11.50      $14.13     $27.32     $21.34     $20.18
                              ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)........           (.42)(c)    (.28)       (.39)      (.45)      (.52)      (.36)
Net realized and
   unrealized gain
   (loss) on investment
   transactions...............           2.35        3.60       (2.24)    (10.04)      6.50       2.53
                              ------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations............           1.93        3.32       (2.63)    (10.49)      5.98       2.17
                              ------------------------------------------------------------------------
Less: Distributions
Distributions from
   net realized
   gain on investment
   transactions...............             -0-         -0-         -0-      (.72)        -0-     (1.01)
Distributions in excess
   of net realized
   gain on investment
   transactions...............             -0-         -0-         -0-     (1.98)        -0-        -0-
                              ------------------------------------------------------------------------
Total distributions...........             -0-         -0-         -0-     (2.70)        -0-     (1.01)
                              ------------------------------------------------------------------------
Net asset value,
   end of period..............         $16.75      $14.82      $11.50     $14.13     $27.32     $21.34
                              ========================================================================
Total Return
Total investment
   return based on
   net asset value(d).........          13.02%      28.87%     (18.61)%   (41.85)%    28.02%     11.05%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)............        $35,410     $39,434     $37,256    $60,925   $137,242   $168,120
Ratio to average net
   assets of:
  Expenses,
     net of waivers/
     reimbursements...........           2.61%      3.10%(e)     2.71%      2.56%     2.43%(f)   2.45%(f)
  Expenses,
     before waivers/
     reimbursements...........           2.77%      3.10%(e)     2.71%      2.56%     2.43%(f)   2.45%(f)
  Net investment loss.........          (2.43)%(c) (2.73)%(e)   (2.49)%    (2.35)%   (2.12)%    (1.66)%
Portfolio turnover rate.......             94%        94%          98%       109%      160%        91%


See footnote summary on page 32.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                               =======================================================================
                                                           Advisor Class
                               =======================================================================
                                               October 1,
                                         Year       2002
                                        Ended         to
                                     July 31,    July 31,             Year Ended September 30,
                                                            ------------------------------------------
                                         2004     2003(a)       2002       2001       2000       1999
                              ------------------------------------------------------------------------
Net asset value,
   beginning of period........         $17.68      $13.60      $16.52     $31.07     $24.01     $22.37
                              ------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)........           (.29)(c)    (.21)       (.28)      (.29)      (.30)      (.15)
Net realized and
   unrealized gain
   (loss) on investment
   transactions...............           2.80        4.29       (2.64)    (11.56)      7.36       2.80
                              ------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations............           2.51        4.08       (2.92)    (11.85)      7.06       2.65
                              ------------------------------------------------------------------------
Less: Distributions
Distributions from
   net realized
   gain on investment
   transactions...............             -0-         -0-         -0-      (.72)        -0-     (1.01)
Distributions in excess
   of net realized gain on
   investment transactions....             -0-         -0-         -0-     (1.98)        -0-        -0-
                              ------------------------------------------------------------------------
Total distributions...........             -0-         -0-         -0-     (2.70)        -0-     (1.01)
                              ------------------------------------------------------------------------
Net asset value,
   end of period .............         $20.19      $17.68      $13.60     $16.52     $31.07     $24.01
                              ========================================================================
Total Return
Total investment
   return based on
   net asset value(d).........          14.20%      30.00%     (17.68)%   (41.11)%    29.40%     12.16%
Ratios/Supplemental Data
Net assets,
   end of period
   (000's omitted)............         $7,921      $9,016      $8,916    $68,730   $135,414   $164,671
Ratio to average
   net assets of:
  Expenses,
     net of waivers/
     reimbursements...........           1.59%      2.05%(e)     1.60%      1.52%      1.39%(f)   1.42%(f)
  Expenses,
     before waivers/
     reimbursements...........           1.74%       2.05%(e)    1.60%      1.52%      1.39%(f)   1.42%(f)
  Net investment loss.........          (1.41)%(c)  (1.69)%(e)  (1.41)%    (1.31)%    (1.08)%     (.62)%
Portfolio turnover rate.......             94%         94%         98%       109%       160%        91%


See footnote summary on page 32.



--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 31

(a) The Fund changed its fiscal year end from September 30 to July 31.
(b) Based on average shares outstanding.
(c) Net of fees reimbursed by the Adviser and Transfer Agent.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                            Year Ended September 30,
                         -----------------------------
                               2000         1999
                         -----------------------------
  Class A...............       1.67%         1.68%
  Class B...............       2.42%         2.45%
  Class C...............       2.42%         2.44%
  Advisor Class.........       1.38%         1.41%


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of AllianceBernstein Small Cap Growth Fund, Inc.
We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Fund, Inc. at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with the U.S. generally accepted accounting principles.


                                       Ernst & Young LLP
                                       New York, New York
                                       September 10, 2004



--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 33

BOARD OF DIRECTORS

William H. Foulk, Jr..(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Bruce K. Aronow(2), Senior Vice President
Thomas J. Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller



Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036





(1) Member of the Audit Committee.
(2) Mr. Aronow is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                    PORTFOLIOS
                                                      IN FUND        OTHER
NAME, AGE OF DIRECTOR,          PRINCIPAL             COMPLEX    DIRECTORSHIPS
      ADDRESS                  OCCUPATION(S)         OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)         DURING PAST 5 YEARS       DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O. Mayer, +, 46       Executive Vice President      68         None
1345 Avenue of the         of ACMC since 2001; prior
Americas                   thereto, Chief Executive
New York, NY 10105         Officer of Sanford C.
(Elected November          Bernstein & Co., LLC and
18, 2003)                  its predecessor since prior
                           to 1999.


DISINTERESTED DIRECTORS

William H. Foulk, Jr.,# 72 Investment adviser and an    116         None
2 Sound View Drive         independent consultant.
Suite 100                  He was formerly Senior
Greenwich, CT 06830        Manager of Barrett
(12)                       Associates, Inc., a
Chairman of the Board      registered investment
                           adviser, with which he
                           had been associated since
                           prior to 1999. He was
                           formerly Deputy Comptroller
                           and Chief Investment Officer
                           of the State of New York
                           and, prior thereto, Chief
                           Investment Officer of the
                           New York Bank for Savings.

Ruth Block,#, 73           Formerly Executive Vice       96         None
500 SE Mizner Blvd.,       President and Chief
Boca Raton, FL 33432       Insurance Officer of The
(12)                       Equitable Life Assurance
                           Society of the United States;
                           Chairman and Chief Executive
                           Officer of Evlico; Director
                           of Avon, BP (oil and gas),
                           Ecolab Incorporated
                           (specialty chemicals),
                           Tandem Financial Group and
                           Donaldson, Lufkin & Jenrette
                           Securities Corporation;
                           former Governor at Large
                           National Association of
                           Securities Dealers, Inc.

David H. Dievler,#, 74     Independent consultant.      100         None
P.O. Box 167               Until December 1994 he was
Spring Lake, NJ 07762      Senior Vice President of
(17)                       Alliance Capital Management
                           Corporation ("ACMC")
                           responsible for mutual fund
                           administration. Prior to
                           joining ACMC in 1984 he
                           was Chief Financial Officer
                           of Eberstadt Asset Management
                           since 1968. Prior to that he
                           was a Senior Manager at
                           Price Waterhouse & Co.
                           Member of American Institute
                           of Certified Public
                           Accountants since 1953.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 35

                                                  PORTFOLIOS
                                                    IN FUND        OTHER
NAME, AGE OF DIRECTOR,        PRINCIPAL             COMPLEX    DIRECTORSHIPS
      ADDRESS               OCCUPATION(S)         OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)      DURING PAST 5 YEARS       DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#, 62      Consultant. Formerly          98         None
P.O. Box 12               President of Save Venice,
Annandale, NY 12504       Inc. (preservation
(10)                      organization)from
                          2001-2002, a Senior
                          Advisor from June 1999-
                          June 2000 and President
                          of Historic Hudson Valley
                          (historic preservation)
                          from December 1989-May
                          1999. Previously,
                          Director of the National
                          Academy of Design and
                          during 1988-1992, he was
                          Director and Chairman of the
                          Audit Committee of ACMC.

Clifford L.Michel,#, 64   Senior Counsel to the law      97       Placer
15 St. Bernard's Road     firm of Cahill Gordon &              Dome, Inc.
Gladstone, NJ 07934       Reindel since February 2001
(18)                      and a partner of that firm
                          for more than twenty-five
                          years prior thereto. He is
                          President and Chief
                          Executive Officer of Wenonah
                          Development Company
                          (investments) and a Director
                          of Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69  Senior Counsel to the law      96      None
98 Hell's Peak Road       firm of Orrick, Herrington &
Weston, VT 05161          Sutcliffe LLP since prior to
(8)                       1999. Formerly a senior
                          partner and a member of
                          the Executive Committee of
                          that firm. He was also a
                          member and Chairman of the
                          Municipal Securities
                          Rulemaking Board and Trustee
                          of the Museum of the City
                          of New York.




* There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee and Nominating Committee.

+ Mr. Mayer is an "interested Person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

Officer Information
Certain information concerning the Fund's Officers is listed below.

      NAME,             POSITION(S)             PRINCIPAL OCCUPATION
 ADDRESS* AND AGE      HELD WITH FUND            DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Marc O. Mayer, 46     President               See biography above.

Bruce K. Aronow, 38   Senior Vice President   Senior Vice President of ACMC,
                                              with which he has been associated
                                              since 1999.

Thomas J. Bardong, 59 Vice President          Senior Vice President of ACMC,**
                                              with which he has been associated
                                              since prior to 1999.

Mark R. Manley, 41    Secretary               Senior Vice President and Chief
                                              Compliance Officer of ACMC,** with
                                              which he has been associated since
                                              prior to 1999.

Mark D. Gersten, 53   Treasurer and Chief     Senior Vice President of AGIS,**
                                              and Vice President of ABIRM,**
                                              with which he has been associated
                                              since prior to 1999.

Vincent S. Noto, 39   Controller              Vice President of AGIS,** with
                                              which he has been associated since
                                              prior to 1999.


--------------------------------------------------------------------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.
   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 37

ALLIANCEBERNSTEIN FAMILY OF FUNDS




================================================================================
  Wealth Strategies Funds

  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
  Blended Style Funds

  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

================================================================================
  Growth Funds

  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund
  Technology Fund

  Global & International
  All-Asia Investment Fund
  Global Research Growth Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds

  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds

  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds

  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds

  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds

  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

NOTES



--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND o 39

NOTES



--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


QSRAR0704

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.


                                                            All Fees for
                                                         Non-Audit Services
                                                           Provided to the
                                                           Portfolio, the
                                                               Adviser
                       Audit-Related                         and Service
        Audit Fees         Fees            Tax Fees          Affiliates
-------------------------------------------------------------------------------

2003:*   $36,125          $6,000           $12,753             $672,268
2004:    $38,000          $6,038           $13,635             $857,274


* Fiscal year 2003 was comprised of only ten calendar months due to a change in fiscal year end from September 30 to July 31.

     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors.

The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:

                         Non-Audit Services Pre-Approved
                            by the Audit Committee
                  --------------------------------------------
                  Audit Related        Tax
                      Fees(a)         Fees              Total
                  -------------      ------            -------
       2003         $289,900        $12,753           $302,653
       2004         $252,785        $13,635           $266,420

  The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.           DESCRIPTION OF EXHIBIT
    -----------           ----------------------
    11 (a) (1)            Code of ethics that is subject to the
                          disclosure of Item 2 hereof

    11 (b) (1)            Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)            Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Small Cap Growth Fund, Inc.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004

By:       /s/ Mark D. Gersten
         ---------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 29, 2004